Rule 497(e)
                                                               File No. 33-82610


                               Maximum Value Plan
                              Maxim Series Account
                        of Great-West Life & Annuity Insurance Company SUPPLEMENT dated JANUARY 1, 2002 to the Prospectus dated May 1, 2001


In connection with the changes made to various sections of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and regulations thereunder effective January 1, 2002, the revisions set forth below are made to the prospectus.

On page 18, please delete the last paragraph in the section titled "Death Benefit Computation and Procedure" and replace it with the following:



     o Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a Non-Qualified Contract before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to IRCss.72(s). These requirements are met if the entire amount is paid on or before
          December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under IRCss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments may be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Contract Owner's death from an Annuity IRA must be made pursuant to IRCss.401(a)(9).

On page 25, in the section titled "Distribution at death" please delete paragraph no. 2 and replace it with the following:


     2. If you die before the Annuity Commencement Date starts, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

On page 26, in the section titled "Withholding" please delete the last sentence of the section.



                      Please keep this supplement for future reference.